EXHIBIT 10.1

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         THIS AMENDMENT (this "Amendment") to the Employment Agreement is entered into and is effective as of the first day of August, 2005, by and between Philippe Naouri (the "Employee"), and Antik Denim, LLC (the "Employer").

                                    RECITALS:

         A.       Employer  and Employee  entered into the  Agreement on July 8,
2005.

         B. Employee wishes to devote a portion of his time to outside business activities that do not compete with Employer's business; specifically, a retail store and a restaurant; and

         C. The parties wish to amend certain provisions of the Agreement so that the Employee is not required to devote all of his time to fulfilling his duties under the Agreement, and in return the Employer and Employee have agreed to modify Employee's compensation.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the
                  Agreement.

         2. Section 4(a) is hereby amended to recite in its entirety as follows:

                  a. SALARY. Employer will pay to Employee (a) a salary of Two Hundred Forty Thousand Dollars ($240,000.00) per year, which shall be payable every two weeks on a prorated basis. Employer shall withhold and deduct all taxes required by federal and state laws and any other authorized deductions.

         3. Section 7(a) is hereby amended to recite in its entirety as follows:

                  a. The Employee will devote such of the Employee's time, attention, knowledge, and skill s to the business and interest of the Employer as is necessary for the Employee to perform his duties hereunder, and the Employer will be entitled to all benefits, profits, and other issues arising from or incident to any and all work, services, and advice of the Employee. The Employee expressly agrees that, during the term of this Agreement, the Employee will not be interested, directly or indirectly, in any form, fashion, or manner, as partner, officer, director, stockholder, advisor, Employee, or in any other form or capacity, in any business similar to Employer's business or any allied trade. Notwithstanding the foregoing, Employee shall be entitled to devote Employee's time and other business endeavors; specifically, a retail store and a restaurant; provided, however, that such endeavors do not interfere with Employee's ability to devote sufficient time to his duties hereunder.

         4. AMENDMENT TO EMPLOYMENT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Employment Agreement to "Employment Agreement" and "Agreement", the prefix "herein," "hereof," or words of similar import, shall mean and be a reference to the Employment Agreement as amended hereby. Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Employment Agreement shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the parties may have thereunder. The parties ratify and confirm each term, provision, condition and covenant set forth in the Employment Agreement and acknowledge that the agreements set forth therein continue to be legal, valid and binding agreements, enforceable in accordance with their respective terms.

         5. COUNTERPARTS; FACSIMILE TRANSMISSION. This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts. The facsimile or other electronically transmitted copy of this Amendment shall be treated the same as an originally executed copy hereof.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of California without regard to the conflicts of law principles thereof.

         IN WITNESS WHEREOF, the Employer and Employee have hereunto set their hands as of the date first set forth above.

EMPLOYER:                                  ANTIK DENIM, LLC

                                           By:   /s/ Paul Guez
                                              ----------------------------------
                                                 PAUL GUEZ
                                           Its:  CEO & President
                                               ---------------------------------


EMPLOYEE:                                        /s/ Philippe Naouri
                                            ------------------------------------
                                                 PHILIPPE NAOURI